EXHIBIT 10.5







                                                     June 30, 2000



Apple Suites, Inc.
306 East Main Street
Richmond, Virginia 23219

Apple Suites Management, Inc.
306 East Main Street
Richmond, Virginia 23219

Attention:        Mr. Glade M. Knight



                  Re: Closing of Buyer's Purchase of Boulder, CO Homewood Suites Hotel (the "Property") pursuant to Agreement of Sale dated as of November 22, 1999, as amended, by and between Promus Hotels, Inc., Hampton Inns, Inc., successor by merger to Homewood Suites Equity Corp., and Promus Hotels Florida, Inc. and Apple Suites, Inc. (the "Purchase Agreement"; capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement)

Gentlemen:

         The undersigned and you hereby agree that the Management Agreement of even date herewith between Promus and Lessee shall not be interpreted to require any proceeds of financing or refinancing of the Property to be included in the "Gross Revenues" of the Property for purposes of deposits into the Reserve Fund, or amounts that may be spent by Manager for capital expenditures in the event of disputes regarding Capital Budgets, pursuant to such Management Agreement. All capitalized terms used in the foregoing sentence and not otherwise defined herein are used therein as defined in the Management Agreement.

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         The  undersigned  and you hereby  further  agree and  confirm  that the letter agreements dated May 8, 2000 remain unmodified and in full force and effect.

         This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument and shall be unaffected by the failure of any of the undersigned to execute any or all of said counterparts.



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         Please indicate your agreement to the foregoing by signing in the space provided below.

                                     Very truly yours,

                                     PROMUS HOTELS, INC.


                                     By  /s/  Mariel C. Albrecht
                                        ---------------------------------------
                                         Name:  Mariel C. Albrecht
                                         Title: Senior Vice President


                                     HAMPTON INNS, INC., successor-by-merger to
                                     Homewood Suites Equity Corp.


                                     By  /s/  Mariel C. Albrecht
                                        ---------------------------------------
                                         Name:  Mariel C. Albrecht
                                         Title: Vice President


                                     PROMUS HOTELS FLORIDA, INC.


                                     By  /s/  Mariel C. Albrecht
                                        ---------------------------------------
                                         Name:  Mariel C. Albrecht
                                         Title: Senior Vice President


Accepted and agreed to this 30th
day of June, 2000.

APPLE SUITES, INC.


By  /s/  Glade M. Knight
   --------------------------------
    Name:  Glade M. Knight
    Title: President and Chairman


APPLE SUITES MANAGEMENT, INC.


By  /s/  Glade M. Knight
   --------------------------------
    Name:  Glade M. Knight
    Title: President, CEO and Chairman